NATIONAL SEMICONDUCTOR CORPORATION
                           DEFERRED COMPENSATION PLAN
                      (FOR AWARDS UNDER THE KEIP AND EOIP)
                                  PLAN DOCUMENT
                             EFFECTIVE JUNE 1, 2001

DEFERRED  COMPENSATION  PLAN  (FOR  AWARDS  UNDER  THE KEIP AND  EOIP)-  PLAN
DOCUMENT


THIS DEFERRED COMPENSATION PLAN (FOR AWARDS UNDER THE KEIP AND EOIP) ("Plan") is adopted by National Semiconductor Corporation, a corporation organized and existing under the laws of the State of Delaware, (hereinafter referred to as the "Employer") effective as of June 1, 2001:

WITNESSETH:

WHEREAS, the Employer's Key Employee Incentive Plan ("KEIP"), Executive Officer Incentive Plan ("EOIP"), and Key Employee Bonus Plan ("KEBP") previously permitted certain KEIP, EOIP and KEBP participants to defer payment of their incentive awards pursuant to the terms of the KEIP, EOIP and KEBP;

WHEREAS, the Employer desires to combine into a single plan the provisions of the KEIP and EOIP that permit the deferral of incentive awards and provide additional flexibility with respect to future deferrals;

WHEREAS, the Employer also desires to transfer previously deferred incentive awards so that they may be held under a single plan; and

WHEREAS, the Employer has been authorized by its Board of Directors to adopt this Plan in order to provide for the future deferral of incentive awards under the KEIP and EOIP, and the consolidation of previously deferred incentive awards under the KEIP, EOIP, and KEBP;

NOW, THEREFORE, in consideration of the promises herein contained, it is hereby declared as follows:

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ARTICLE 1
---------

DEFINITIONS

When used herein, the words and phrases defined hereinafter shall have the following meaning unless a different meaning is clearly required by the context.

1.01 "ACCOUNT" shall mean the Account established pursuant to Section 3.04 of the Plan.

1.02 "BENEFICIARY" shall mean the person or persons last designated by a Participant, by written notice filed with the Committee, to receive a Plan Benefit upon his or her death. In the event a Participant fails to designate a person or persons as provided above or if no Beneficiary so designated survives the Participant, then for all purposes of this Plan, the Beneficiary shall be the person(s) designated as the beneficiaries by the Participant under the RASP, or, if none, the Participant's estate.

1.03 "BENEFITS" shall mean the value of the Participant's Account as credited to the investment options selected by the Participant from among the options authorized by the Committee from time to time under the Plan as reflected in the records of the Participant's Account as described in Sections 3.04 and 3.05.

1.04 "BOARD" shall mean the Board of Directors of National Semiconductor Corporation.

1.05 "COMMITTEE" shall mean The Retirement and Savings Program Administrative Committee, as determined by the Board.

1.06 "DEFERRED INCENTIVE AWARD AMOUNT" shall mean the amount of a Participant's incentive awards under the KEIP and EOIP that are deferred with respect to a particular fiscal year of the Employer.

1.07 "EFFECTIVE DATE" shall mean June 1, 2001.

1.08 "EMPLOYER" shall mean National Semiconductor Corporation.

1.09 "PARTICIPANT" shall mean an Eligible Employee of the Employer who satisfies the eligibility requirements of Section 2.01 of the Plan.

1.10 "PLAN"  shall  mean  the  National   Semiconductor   Corporation   Deferred
     Compensation Plan, as amended from time to time.

1.11 "PLAN YEAR" shall mean the calendar year.

1.12 "PRIOR PLAN DEFERRAL AMOUNTS" shall mean amounts deferred under the provisions of the KEIP, EOIP and KEBP prior to the Effective Date of this Plan that remain to the credit of the Participant under the KEIP, EOIP or KEBP on the Effective Date. Pursuant to Section 3.03, these amounts will be credited with interest to the Plan and no longer will be payable under the KEIP, EOIP or KEBP after the Effective Date.

1.13 "RASP" shall mean the National Semiconductor Corporation Retirement and Savings Program, or any successor plan (or plans) thereto. In the case of any successor plan, references herein to Sections of the RASP shall be interpreted as corresponding Sections under the successor plan.

1.14 Capitalized Terms not defined herein shall have the meaning attributed to them in the RASP.


ARTICLE II
----------

ELIGIBILITY

2.01     ELIGIBILITY

A Participant shall be eligible to defer incentive awards under the KEIP or EOIP if the Participant is an Eligible Employee on the Employer's U.S. payroll, holds a 39xx or higher job code, and is a participant in the KEIP or the EOIP.

2.02     ENROLLMENT

Participants may enroll in the Plan for purposes of deferring incentive awards with respect to a particular fiscal year of the Employer no later than 30 days before the end of the fiscal year of the Employer, or other date that is specified by the Committee ("enrollment date"), by completing and returning the form provided by the Employer for this purpose. The completed form shall provide the percentage of the incentive award that shall be deferred, the timing for payment of Benefits (in accordance with Section 4.01), and the form of payment of Benefits (in accordance with Section 4.06). A new form must be completed for each fiscal year for which a deferral of an incentive award is desired.


ARTICLE III
-----------

BENEFITS

3.01     BENEFITS

The maximum Benefits under this Plan to which a Participant shall be entitled shall be equal to the sum of (a) the Participant's Deferred Incentive Award Amounts credited pursuant to Section 3.02, (b) the Participant's Prior Plan Deferral Amounts credited to the Participant's Account with interest pursuant to
Section 3.03, and (c) earnings and losses credited to the Participant's Account in accordance with Sections 3.04 and 3.05.

3.02     DEFERRED INCENTIVE AWARD AMOUNTS

The Deferred Incentive Award Amount which shall be credited to a Participant's Account for a Plan Year shall equal the amount of the incentive awards under the KEIP and EOIP with respect to the Employer's fiscal year ending within the Plan Year that a Participant has agreed to defer under this Plan pursuant to procedures established by the Committee. A Participant may agree to defer receipt of up to 100% of the Participant's incentive awards under the KEIP and EOIP with respect to the Employer's fiscal year ending within the Plan Year.

3.03     PRIOR PLAN DEFERRAL AMOUNTS

A Participant's Prior Plan Deferral Amounts shall be credited to the Participant's Account as of the Effective Date, along with interest credited to the Effective Date as determined under the provisions of the KEIP, EOIP and KEBP. Once credited under this Plan, a Participant shall no longer have any right to such amounts under the terms of the KEIP, EOIP or KEBP. In no event shall a Participant be entitled to the same amount under this Plan and the KEIP, EOIP or KEBP.

3.04     PARTICIPANT'S ACCOUNT

The Employer shall create and maintain adequate records to reflect the interest of each Participant in the Plan. Such records shall be in the form of individual Accounts. When appropriate, a Participant's Account shall consist of class year subaccounts with respect to each Plan Year for which a Deferred Incentive Award Amount is credited under the Plan and for each year for which Prior Plan Deferral Amounts were credited. Such Accounts shall be kept for recordkeeping purposes only and shall reflect allocations under Section 3.05, distributions under Article IV, and divestments under Section 6.07. Any Accounts maintained in trust by the Employer shall not be construed as providing for assets to be held in trust or escrow or any other form of asset segregation for the Participant or Beneficiary to whom benefits are to be paid pursuant to the terms of the Plan.

3.05     ALLOCATION TO PARTICIPANT ACCOUNT

The Participant's Deferred Incentive Award Amount for a Plan Year shall be credited to the Participant's Account as of the pay date such amount would have been paid to such Participant absent a deferral under the Plan. The Participant's Prior Plan Deferral Amounts (with interest as provided under
Section 3.03) shall be credited to the Participant's Account as of the Effective Date. Each Participant may advise the Committee, in accordance with procedures established by the Committee, on how he wishes his Account to be allocated among the investment options authorized by the Committee and such Participant's Account shall be credited with earnings and losses at such time and in such manner as determined in the sole discretion of the Committee and shall reflect the allocation of investments made thereunder. The Participant may change his investment allocation in accordance with procedures established by the Committee. Notwithstanding the foregoing, the Committee reserves the right to determine the options and specific process for making investments without regard to the advice received from Participants.


ARTICLE IV
----------

DISTRIBUTION OF BENEFITS

4.01     BENEFIT COMMENCEMENT DATE

Except as provided in Section 4.04, Benefits under the Plan may not be paid prior to the earlier of (a) the Participant's termination of employment (as provided in Section 4.02) or (b) a date pre-selected by the Participant (as provided in Section 4.03), in accordance with the election made by the Participant pursuant to Section 2.02. If an election is made to have Benefits commence on a date pre-selected by the Participant (as provided in Section 4.03), such election subsequently may be modified to defer payment until the Participant's termination of employment (as provided in Section 4.02), provided such modification is made by the Participant in writing at least 12 months prior to the pre-selected date.

4.02     TERMINATION OF EMPLOYMENT

Except as otherwise provided in this section, Benefits shall be distributed upon termination of employment for any reason (including retirement, disability, death, or reduction-in-force). However, in the case of a termination of employment because of a disposition of substantially all of the assets of a line of business or a disposition of the Employer's interest in a subsidiary, if the Employer and the acquiring company so agree, a Participant that would continue in a similar position with the acquiring company will be given the opportunity to elect sufficiently in advance of such disposition to have the Participant's Benefits transferred to a nonqualified deferred compensation plan maintained by the acquiring company. If the Participant makes the election described in the preceding sentence, and the Participant's Benefits are so transferred, the Participant's rights under this Plan shall cease. If the Participant does not make such an election, the Participant's Benefits shall be paid as they otherwise would in the case of a termination of employment.

4.03     DATE PRE-SELECTED BY THE PARTICIPANT

A Participant may elect to have payment of a subaccount relating to a Deferred Incentive Award Amount for a particular Plan Year commence prior to termination of employment, provided that the commencement date is at least two full calendar years after the end of the calendar year in which the Deferred Incentive Award Amount otherwise would have been paid to the Participant absent the deferral under this Plan. For example, payment of a subaccount relating to a Deferred Incentive Award Amount that otherwise would have been paid to the Participant in 2001 may be deferred to a date no earlier than January 1, 2004.

4.04     HARDSHIP

Payment of part or all of the Benefits under this Plan may be accelerated in the case of severe hardship, which shall mean an emergency or unexpected situation in the Participant's financial affairs, including, but not limited to, illness or accident involving the Participant or any of the Participant's dependents (within the meaning of Section 152(a) of the Internal Revenue Code). All payments in case of hardship must be approved by the Committee and will be limited to the amount necessary to meet the severe hardship.

4.05     FORM OF PAYMENT

Benefits shall be distributed to a Participant in a lump sum, or in annual installment payments of at least two (2) years, but not more than ten (10) years, in accordance with the election made by the Participant pursuant to
Section 2.02; provided,  however, that the Participant's  election under Section
2.02 as to the form of payment of Benefits subsequently may be modified to provide for another permissible form of payment, so long as such modification is made by the Participant in writing at least 90 days prior to the date the payment of Benefits commences under Section 4.01. If installment payments are elected, the first installment shall be made as soon as is administratively feasible after the event giving rise to the distribution and all subsequent installments shall be paid at the beginning of each subsequent calendar year as soon as is administratively feasible. To the extent Benefits are not paid in installments, the account balance will be paid in a lump sum in the month following the event giving rise to the distribution, or as soon as is administratively feasible.

4.06     BENEFICIARY ENTITLEMENT

In the event a Participant entitled to installment payments dies before receiving all Benefits under the Plan, the unpaid balance will be paid in a lump sum to such Participant's Beneficiary as soon as is administratively feasible following the Participant's death.


ARTICLE V
---------

ADMINISTRATION; AMENDMENTS AND TERMINATION; RIGHTS AGAINST THE COMPANY

5.01     ADMINISTRATION

The Committee shall administer this Plan. With respect to the Plan, the Committee shall have, and shall exercise and perform, all the powers, rights, authorities and duties set forth in the RASP with the same effect as if set forth in full herein with respect to this Plan. Except as expressly set forth herein, any determination or decision by the Committee shall be conclusive and binding on all persons who at any time have or claim to have any interest whatever under this Plan.

5.02     AMENDMENT AND TERMINATION PRIOR TO A CHANGE IN CONTROL

The Employer, solely, and without the approval of the Committee or any Participant or Beneficiary, shall have the right to amend this Plan at any time and from time-to-time, by resolution adopted by it. Any such amendment shall become effective upon the date stated therein. Notwithstanding the foregoing, no amendment shall adversely affect the rights of any Participant or Beneficiary who was previously receiving Benefits under this Plan to continue to receive such Benefits or of all other Participants and Beneficiaries to receive the Benefits promised under the Plan immediately prior to the later of the effective date or the date of adoption of the amendment.

The Employer has established this Plan with the bona fide intention and expectation that from year-to-year it will deem it advisable to continue it in effect. However, circumstances not now foreseen or circumstances beyond the Employer's control may make it impossible or inadvisable to continue the Plan. Therefore, the Employer, in its sole discretion, reserves the right to terminate the Plan in its entirety at any time; provided, however, that in such event any Participant or Beneficiary who was receiving benefits under this Plan as of the termination date, shall continue to receive such Benefits, and all other Participants and Beneficiaries shall remain entitled to receive the Benefits promised under the Plan immediately prior to the termination of the Plan.

5.03     RIGHTS AGAINST THE EMPLOYER

The  establishment  of  this  Plan  shall  not be  construed  as  giving  to any
Participant, Beneficiary, employee or any person whomsoever, any legal, equitable or other rights against the Employer, or its officers, directors, agents or shareholders, except as specifically provided for herein, or its giving to any Participant any equity or other interest in the assets, business or shares of the Employer or giving any employee the right to be retained in the employment of the Employer. All terms relating to incentive awards that do not involve the deferral of receipt of such awards shall be governed by the KEIP or EOIP, as the case may be. All employees and Participants shall be subject to discharge to the same extent that they would have been if this Plan had never been adopted. Subject to the rights of the Employer to terminate this Plan or any benefit hereunder, the rights of a Participant hereunder shall be solely those of an unsecured creditor of the Employer.


ARTICLE VI
----------

GENERAL AND MISCELLANEOUS

6.01     SPENDTHRIFT CLAUSE

No right, title or interest of any kind in the Plan shall be transferable or assignable by any Participant or Beneficiary or any other person or be subject to alienation, anticipation, encumbrance, garnishment, attachment, execution or levy of any kind, whether voluntary or involuntary. Any attempt to alienate, sell, transfer, assign, pledge, garnish, attach or otherwise encumber or dispose of any interest in the Plan shall be void.

6.02     SEVERABILITY

In the event that any provision of this Plan shall be declared illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this Plan but shall be fully severable, and this Plan shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

6.03     CONSTRUCTION OF PLAN

The article and section headings and numbers are included only for convenience of reference and are not to be taken as limiting or extending the meaning of any of the terms and provisions of this Plan. Whenever appropriate, words used in the singular shall include the plural or the plural may be read as the singular.

6.04     GENDER

The personal pronoun of the masculine gender shall be understood to apply to women as well as men except where specific reference is made to one or the other.

6.05     GOVERNING LAW

THE VALIDITY AND EFFECT OF THIS PLAN AND THE RIGHTS AND OBLIGATIONS OF ALL PERSONS AFFECTED HEREBY SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES AND THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO ITS OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS.

6.06     UNFUNDED TOP HAT PLAN

It is the Employer's intention that this Plan be a Top Hat Plan, defined as an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, as provided in Sections 201(2), 301(a)(3), and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended from time-to-time. The Employer may establish and fund one or more trusts for the purpose of paying some or all of the benefits promised to Participants and Beneficiaries under the Plan; provided, however, that (i) any such trust(s) shall at all times be subject to the claims of the Employer's general creditors in the event of the insolvency or bankruptcy of the Employer, and (ii) notwithstanding the creation or funding of any such trust(s), the Employer shall remain primarily liable for any obligation hereunder. Notwithstanding the establishment of any such trust(s), the Participants and Beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of any such trust or of the Employer.

6.07     DIVESTMENT FOR CAUSE

Notwithstanding any other provisions of this Plan to the contrary, the right of any Participant, former Participant, or Beneficiary of either, to receive any Benefits, or to have paid to any other person any Benefits, or the right of any such other person to receive any Benefits under this Plan, shall be forfeited, if such Participant's employment with the Employer is terminated because of, or the Participant is discovered to have engaged in, fraud, embezzlement, dishonesty against the Employer, obtaining funds or property under false pretenses, assisting a competitor without permission, or interfering with the relationship of the Employer or any subsidiary or affiliate thereof with a customer. A Participant's or Beneficiary's Benefits shall be forfeited for any of the above reasons regardless of whether such act is discovered prior to or subsequent to the Participant's termination from the Employer or the payment of Benefits under the Plan. If payment has been made, such payment shall be restored to the Employer by the Participant or Beneficiary.

ERISA RIGHTS
------------

This Plan is intended to provide benefits for a select group of highly compensated employees within the meaning of the Employee Retirement Income
Security Act of 1974 (ERISA). However, it is not subject to most of the requirements or protection of ERISA nor is the Plan eligible for insurance under Title IV of ERISA. Furthermore, the Plan is considered to be an unfunded, non-qualified plan for purposes of complying with the Internal Revenue Code.

PLAN NAME:
----------

DEFERRED COMPENSATION PLAN (FOR AWARDS UNDER THE KEIP AND EOIP)

PLAN SPONSOR:                                  EMPLOYER I.D. NUMBER (EIN):
-------------                                  ---------------------------

National Semiconductor Corporation                   EIN: 95-2095071
2900 Semiconductor Drive
P.O.Box 58090
Santa Clara, CA  95052-8090
(408) 721-6431

PLAN NUMBER:
------------

[006]

PLAN YEAR:
----------

The Plan Year is the calendar year. Plan records are maintained on the basis of this Plan Year.

PLAN ADMINISTRATOR:
-------------------

Retirement and Savings Program Administrative Committee
c/o  Corporate Benefits
National Semiconductor Corporation
2900 Semiconductor Drive
P. O. Box 58090  M/S C1-195
Santa Clara, CA  95052-8090
(408) 721-6431

TYPE OF PLAN:
-------------

The Plan is a non-qualified deferred compensation plan for selected key employees of National Semiconductor Corporation.

AGENT FOR SERVICE OF LEGAL PROCESS:
-----------------------------------

Legal process should be served on the Employer's Corporate Secretary or the Plan Administrator in care of the Retirement Plans Administration Office at the Employer's address.

FUNDING MEDIUM:
---------------

The Plan is unfunded and Benefits are paid from the Plan sponsor's general assets.